UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          April 24, 2003
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           NEBRASKA                     1-11515                47-0658852
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(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)       Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


Item 7.  Financial Statements and Exhibits:
         ----------------------------------

         (c) Exhibits

             Exhibit 99.1          Press release dated April 24, 2003

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12):
         ------------------------------------------------------------------

         On April 24, 2003, the Registrant issued its earnings release for the quarter ended March 31, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

         The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."



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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          COMMERCIAL FEDERAL CORPORATION
                                          ------------------------------
                                          (Registrant)


Date:    April 24, 2003                   /s/ David S. Fisher
         --------------                   -------------------------------
                                          David S. Fisher
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Duly Authorized Officer)